UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): June 22, 1999

                           WIRELESS ONE, INC.
          (Exact name of Registrant as Specified in Charter)


        Delaware                      0-26836                   72-1300837
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                      Identification No.)


2506 Lakeland Drive, Jackson, Mississippi                         39208
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code: (601) 936-1515


           1080 River Oaks Drive, Suite A150, Jackson, Mississippi (Former Name or Former Address, if Changed Since Last Report)


                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

         On June 23, 1999, Wireless One, Inc. (the "Company") issued a press release attached as exhibit 99.1 hereto and incorporated herein by reference announcing that the Company has received a commitment letter from MCI Worldcom, Inc. to provide a debtor-in-possession financing facility (the "DIP Facility"). The DIP Facility commitment letter is attached as exhibit
99.2 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  Exhibits.

          99.1  Press Release dated June 23, 1999.

          99.2 DIP Facility Commitment Letter from MCI Worldcom, Inc. dated June 22, 1999.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                                                WIRELESS ONE, INC.,
                                                a Delaware corporation


Date: June 25, 1999                             /s/ Henry G. Schopfer, III
                                                ---------------------------
                                                Henry G. Schopfer, III
                                                Executive Vice President,
                                                Chief Financial Officer, and
                                                Secretary


                                EXHIBIT INDEX

Exhibits
--------

 (c)   Exhibits.

99.1   Press Release dated June 23, 1999.

99.2   DIP Facility Commitment Letter from MCI Worldcom, Inc. dated June 22,
       1999.